Dedicated to our mission 2013 ANNUAL REPORT 8250 Woodfield Crossing Blvd. • Indianapolis, Indiana 46240 317.465.0200 • www.fhlbi.com

Financial Performance Highlights

$ in millions	2013	2012	2011	2010	2009
					Year Ended December 31,
SELECTED BALANCE SHEET ITEMS:					
Advances	$ 17,337	$ 18,130	$ 18,568	$ 18,275	$ 22,443
Mortgage Loans Held for Portfolio, Net	6,190	6,001	5,955	6,702	7,272
Investments	10,780	16,845	15,203	19,785	14,994
Total Assets	37,786	41,228	40,375	44,930	46,599
Consolidated Obligations	34,019	36,332	36,894	40,800	42,158
MRCS	17	451	454	658	756
Capital Stock, Class B Putable	1,610	1,634	1,563	1,610	1,726
Retained Earnings	752	592	498	427	349
Total Capital	2,384	2,216	1,947	1,947	1,746
SELECTED INCOME ITEMS:					
Net Interest Income	$ 238	$ 242	$ 231	$ 267	$ 272
Net OTTI Credit Losses	(2)	(4)	(27)	(70)	(60)
Other Income (Loss)	71	(9)	(6)	11	2
Operating Expenses	61	53	51	49	44
Total Assessments	25	18	25	41	45
Net Income	218	143	110	111	120
SELECTED FINANCIAL RATIOS:					
Return on Average Equity	9.40%	6.89%	5.63%	6.13%	5.94%
Return on Average Assets	0.54%	0.35%	0.26%	0.24%	0.23%
Dividend Payout Ratio	26.46%	34.45%	36.29%	29.18%	44.72%
Dividend Rate (weighted average)	3.50%	3.13%	2.50%	1.87%	2.83%
Net Interest Margin	0.60%	0.59%	0.55%	0.57%	0.52%
GAAP Capital Ratio	6.31%	5.37%	4.82%	4.33%	3.75%
Regulatory Capital Ratio	6.30%	6.49%	6.23%	6.00%	6.07%
Average Equity to Average Assets	5.79%	5.05%	4.60%	3.90%	3.87%

The 2013 Financial Performance Highlights should be read in conjunction with *Item 6. Selected Financial Data in our Form 10-K on file with the SEC.*

FHLBI 2013 ANNUAL REPORT 1 FHLBI is clearly a mission-focused organization. Our story is not only told by financial benchmarks but in all that we do every day to generate solid financial performance and to meet our members’ needs. Dedication to our mission is demonstrated in the three key areas of housing finance, serving our members, and prudently managing our assets with a mission focus. The FHLB System is a critical part of our nation’s housing finance system. FHLBI and the System play a vital role in keeping capital and credit flowing into local communi- ties. Instrumental in moving monies from Wall Street to Main Street, it is a model that works. As GSE reform is being considered, we are collectively working to be part of the solution and to preserve our structure and ability to provide low-cost funding and liquidity to our members. We have and will continue to provide the housing finance system a reliable source of funding that functions in all economic cycles in all parts of the U.S. Our core strength is our relationship with you, our members, and our primary mission is to provide you reliable and stable access to liquidity. One way we do this is by being flexible and innovative with the times; when conditions change, we have to change with them. Our district has seen a shift in the propor- tion and balances of advances to its member sectors. The level of insurance company borrowings over the past five years has increased. We now have over $10 billion in insurance company advances. At the end of 2013, 61% of advance borrowings, at par, were to the insurance sector. This growth has allowed us to maintain scale in advances at times when the bank and thrift sector borrowings have seen reductions and while credit union Cindy L. Konich Letter to the Shareholders

INFORMATION TECHNOLOgy Bill Davis AVP, Software Analyst- Developer Manager Renita Skinner Software Analyst- Developer Manager Anju Bhattrai Software Analyst- Developer Garrett Coble Software Analyst- Developer “Software development may seem far removed from the FHLBI’s mission, but ensuring that employees have the most reliable, up-to-date technology makes business with our members run smoothly.” BILL DAvIS FHLBI 2013 ANNUAL REPORT 2 borrowings have remained stable. We are proud of the growth in the insurance sector, and we are working hard toward our strategic focus to serve all sectors and asset sizes.

To provide you the types of products and services you need when you need them, we are innovative in our mission asset product offerings through our mortgage purchase program with the very successful MPP Advantage program and in our advance offerings.

As the numbers report, FHLBI had record earnings in 2013. While we are focusing on our mission to meet your needs as members through our products and services, we are also focused on the return on your capital investment. Our strong financial earnings, for which you played a key role in generating through your usage of our products and services, allowed us to pay a consistent B1 dividend of 3.5% in 2013 as well as a supplemental B1 dividend of 2% for the fourth quarter of 2013. We are pleased to have completed another successful year, with strong earnings that allow us to return to our members a solid dividend on your capital investment. The level of earnings generated in 2013 is particularly beneficial to our Affordable Housing Program as $25 million will be available in 2014 for grants that create or rehabilitate housing that's affordable for low-income families living in our members' communities. This amount is especially fitting since 2014 marks the 25th anniversary of the program's inception.

We strive to generate solid earnings to fulfill our mission. Such profit focus reflects FHLBI's well-controlled, low-risk profile and allows us to reward you for your investment in FHLBI. This is done while also building retained earnings to help protect the value of your stock against any unforeseen economic event. We manage our assets with a mission focus. We continue to

Membership Benefits

AS CUSTOMERS

- Flexible advance structures & reliability
- Successful MPP Advantage
- Grants & funding for housing and economic development
- Excellent customer service

AS SHAREHOLDERS

- Strong core earnings
- Retained earnings growth
- Dividends consistently above LIBOR
- Solid regulatory capital position

FHLBI 2013 ANNUAL REPORT 3

execute our strategies of capital management, hedging, and portfolio diversification and management to profitably run FHLBI and provide a reasonable dividend all within our well- established risk management culture. Along with these practices, we also must invest in infrastructure to support our solid foundation and remain successful. I am, along with our board of directors and my entire staff, dedicated to the FHLBI, our mission, our members, and our collective success. We are moving forward on the solid founda- tion that was built under our former CEO Milton Miller’s leader- ship. We wish him well in his retirement. I want to thank Paul Clabuesch for his dedicated service to our board since 2003 and for serving as Chair since 2005. I am confident in the capable leadership and guidance of Jim MacPhee, who was elected Chair, and of Mike Hannigan, who was elected vice Chair of our board, beginning January 2014. As we are immersed in a new year, the FHLBI remains dedicated to our mission and to being a reliable partner to help you reach the financial goals of your organization. Working together, we will continue to enhance the lives of people and communities in Michigan and Indiana. Sincerely, Cindy L. Konich President-CEO FHLBI 2013 ANNUAL REPORT 4 David Lockwood, 1st VP-Director of Investments, and Chris Litzsinger, AVP-Assistant Portfolio Manager, confer with President-CEO Cindy Konich.

CASH MANAgEMENT & MIDDLE OFFICE Stephen Curnutt Middle Office Analyst Alicia Briggs Safekeeping Analyst Lisa Chilcote VP, Cash Manager Amy Grant AVP, Middle Office Supervisor Teri Rypel ACH Analyst Paula Mitchell Funds Transfer Analyst Holly Garrett Cash Management Representative “As our way of helping FHLBI achieve its overall mission of being a reliable partner to our over 400 members, cash management is committed to meeting demand for services and providing excellent customer service. Also on the team are the middle office staff who perform verification controls for the bank’s funding activities.” LISA CHILCOTE Jennel Rainey Correspondent Services Representative FHLBI 2013 ANNUAL REPORT 5

Mission Focused

The employees featured on these two pages are only a few of the over 200 faces at FHLBI who make it their mission every day to find ways to serve our members better and help FHLBI remain strong.



Jon Griffin
1st VP, Chief Credit & Marketing Officer
Credit Services & Marketing



Todd Hargreaves
VP, Advances Manager
Credit Services



Rob Hovermale
Lending Officer
Credit Services



Rori Chaney
Lending Officer
Credit Services



Scott Stansberry
VP, Credit Risk Director
Credit Services



Doug Houck
AVP, Collateral Operations Manager
Credit Services



Rebecca Baskerville
Senior Collateral Operations Analyst
Credit Services



Andy Tomamichel
Securities Collateral Analyst
Credit Services



Laura Compton
Collateral Operations Analyst
Credit Services



Trish Lewis
AVP, AHP Portfolio Manager
Community Investment

FHLBI 2013 ANNUAL REPORT 6

Shannon Fountain
AVP, Community Lending Manager
Community Investment



Nicole Davidson-Schultz
Technical End User Support Specialist
Shared Services



John Barillo
Technical End User Support Specialist
Shared Services



Angela Stark
End User Services Manager
Shared Services



Nick Zipparo
Technical End User Support Specialist
Shared Services



Mark Holt
VP, Operations Manager
MPP



Cathy Garrett
AVP, Mortgage Acquisitions Manager
MPP



Candace Zuercher
Mortgage Acquisitions Support Specialist
MPP



Jim Eibel
VP, Business Development Director
Marketing



Bill McDowell
VP, Sr. Account Manager
Marketing



Chuck Rainey
VP, Sr. Account Manager
Marketing



Doreen Koning
AVP, Sr. Business Development Strategist
Marketing



Matt Fix
AVP, Account Manager
Marketing



Alan Rieger
Business Development Analyst
Marketing



Kathy Crumpton
Administrative Assistant
Member Services
Marketing

"I'm proud of all of our employees - the ones on the frontlines with our members and those behind the scenes supporting them. Their experience, expertise and collaborative nature contribute to the FHLBI's overall success."

CINDY L. KONICH, PRESIDENT - CEO

FHLBI 2013 ANNUAL REPORT 7

Record Earnings Net income was a record $218 million in 2013, exceeding 2012 income by $75 million. Factors contributing to this increase include net litigation settlements relating to the PLMBS portfo- lio, gains on the sale of securities in our AFS portfolio, and an increase of net interest income after provision for credit losses. Balance Sheet Activity Total assets declined by $3.4 billion during 2013 to $37.8 billion, as short-term investments (including cash) declined by $2.1 billion and the long-term investment portfolio (primarily MBS) balance fell by $0.7 billion. Part of this managed reduction of investments occurred in conjunction with the repurchases of excess stock during the year. Advances (at par) dipped by $0.3 billion to end the year at $17.1 billion. The purchased mortgage port- folio (MPP & MPF) increased $0.2 billion to $6.2 billion during 2013. Mission assets, defined as advances plus purchased mortgage loans, as a percentage of total as- sets, increased to 62% in 2013 from 59% in 2012. Consolidated obligations declined by $2.3 billion in conjunction with the reduced asset base. Capital and Retained Earnings Regulatory capital totaled $2.4 billion as of December 31, 2013, equaling 6.3% of total assets, well above the required ratio of 4.0%. The balance declined by $0.3 billion during the year due to the repurchase of excess stock from members and former members. Stock held by former members was reduced to $17 million through stock redemptions and repurchases during 2013. Retained earnings continue to grow and represented 32% of total capital at year end. Financial Overview FHLBI 2013 ANNUAL REPORT 8 $1,600 1,400 1,200 1,000 800 600 400 200 0 MPP/MPF Production $ in millions, at par $588 $1,493 MPP Advantage started late 2010. 2009 2010 2011 2012 2013 $1,111 $594 $1,505

Member Activity

In 2013, the asset base of our members increased 51% to over $800 billion with the addition of John Hancock Life, USA in June. John Hancock is the largest insurance company in our district, FHLBI's largest member, and is the third largest insurance member in the FHLB System. While total membership declined slightly to 404 at year end, other new members include Good Shepherd Credit Union and Metro Community Development, Inc., our first community development financial institution.



Member Advances
$ in billions, at par
$14
12
10
8
6
4
2
0
2009
2010
2011
2012
2013
$10.4
$5.2
$1.3
BANKS/THRIFTS
CREDIT UNIONS
INSURANCE COMPANIES

Advances growth through much of the year was offset by late-year prepayments by one of our larger depository members. This member, who had historically held the top borrower slot, moved to the fifth largest borrower. The concentration of advances among our five largest borrowers declined to 42% from 48% during the year.

Member advances growth in the insurance sector has helped to offset declining advances within the depository sector. Several years of active insurance company recruitment has led to this growth as charter consolidations and acquisitions involving some of our larger depository members contributed to the decline of borrowings. A similar dynamic occurred several years ago when our commercial bank recruitment eased the impact of declining membership within the savings and loan sector.

The increase of the purchased mortgage portfolio is the result of our successful MPP Advantage Program and the concerted effort to add new sellers and to bring former sellers back to the table. The MPP has been in a multi-year transition from relying on

FHLBI 2013 ANNUAL REPORT 9

a few large sellers, which are no longer members, to building business with many community-oriented member institutions throughout Indiana and Michigan. The purchase of MPF participations from FHLB Topeka helped to lift the balance and increase our geographic diversity.

Affordable Housing Program

For 2013, $19.3 million in grants was awarded for affordable housing initiatives, with $12.7 million awarded through the competitive Affordable Housing Program (AHP) and the remaining portion set aside for the homeownership initiatives that help with the purchase or renovation of a home. Over $151 million of CIP advances and letters of credit were issued to members, who then delivered lower-cost loans to borrowers for projects that will benefit low- or moderate-income families or neighborhoods and strengthen communities. These funds can be used for the development of housing, infrastructure improvements, or assistance to small businesses or businesses that are creating or retaining jobs. Looking forward to 2014, the AHP allocation based on 2013 earnings is approximately $25 million, setting the tone for celebrating the 25th anniversary of the program's inception.


Affordable Housing Program Grants
$ in millions
$16
14
12
10
8
6
4
2
0
$14.9
$10.5
$13.3
$10.5
$12.7
2009
2010
2011
2012
2013


Community Investment Program Advances
$ in millions
$160
140
120
100
80
60
40
20
0
$131
$118
$79
$109
$151
2009
2010
2011
2012
2013

Safe Harbor Statement

This report contains forward-looking statements concerning plans, objectives, goals, strategies, future events or performance, which are not statements of historical fact. The forward-looking statements contained in this report reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward-looking statements. You are referred to the documents filed by us with the SEC, specifically reports on Form 10-K and Form 10-Q, including risk factors that could cause actual results to differ from forward-looking statements. These reports are available at www.fhlbi.com or www.sec.gov. Certain financial information contained within this report is unaudited.

FHLBI 2013 ANNUAL REPORT 10

REPRESENTINg MICHIgAN FRoNT LEFT To RIGHT: Elliot A. Spoon Paul C. Clabuesch Jonathan P. Bradford Christine Coady Narayanan Thomas R. Sullivan BACK LEFT To RIGHT: Carl E. Liedholm Timothy P. Gaylord John L. Skibski James L. Logue, III James D. MacPhee REPRESENTINg INDIANA FRoNT LEFT To RIGHT: Jeffrey A. Poxon Dan L. Moore Larry A. Swank Karen F. Gregerson BACK LEFT To RIGHT: Matthew P. Forrester Maurice F. Winkler, III Michael J. Hannigan Robert D. Long Paul C. Clabuesch Chairman Chairman Emeritus Thumb National Bank & Trust Pigeon, Michigan Jeffrey A. Poxon Vice Chairman Director - Lafayette Savings Bank Lafayette, Indiana Jonathan P. Bradford President & CEO Inner City Christian Federation Grand Rapids, Michigan Matthew P. Forrester President & CEO River Valley Financial Bank Madison, Indiana Elliot A. Spoon Assistant Dean for Career Development & Professor of Law in Residence Michigan State University College of Law East Lansing, Michigan Thomas R. Sullivan President & CEO Firstbank Corporation Alma, Michigan Larry A. Swank President & CEO The Sterling Group Mishawaka, Indiana Maurice F. Winkler, III President & CEO Peoples Federal Savings Bank of DeKalb County Auburn, Indiana Timothy P. Gaylord President & CEO Mason State Bank Mason, Michigan Karen F. Gregerson Senior Vice President & CFO STAR Financial Bank Ft. Wayne, Indiana Michael J. Hannigan President The Hannigan Company, LLC Indianapolis, Indiana Carl E. Liedholm Professor of Economics Michigan State University East Lansing, Michigan James L. Logue, III Senior Vice President & COO Great Lakes Capital Fund Lansing, Michigan Robert D. Long Certified Public Accountant Indianapolis, Indiana James D. MacPhee CEO Kalamazoo County State Bank Schoolcraft, Michigan Dan L. Moore President & CEO Home Bank SB Martinsville, Indiana Christine Coady Narayanan President & CEO Opportunity Resource Fund Lansing, Michigan John L. Skibski Executive Vice President & CFO, Director Monroe Bank & Trust Monroe, Michigan 2013 FHLBI Board of Directors FHLBI 2013 ANNUAL REPORT 11

Greg Teare Senior Vice President Chief Banking Officer Jonathan West Executive Vice President Chief Operating Officer Business Operations Greg McKee First Vice President Director of Internal Audit Cindy Konich President Chief Executive Officer Robert Gruwell Senior Vice President Chief Financial Officer Lowell Short Senior Vice President Chief Accounting Officer Sunil Mohandas Senior Vice President Chief Risk Officer 2013 FHLBI Leadership FHLBI 2013 ANNUAL REPORT 12

2013 FHLBI OFFICERS PRESIDENT & CEo Cindy L. Konich ExECuTIvE vICE PRESIDENT Jonathan R. West SENIoR vICE PRESIDENTS Robert E. Gruwell Sunil u. Mohandas K. Lowell Short Gregory L. Teare 1ST vICE PRESIDENTS Sanjaya Bandaranayake Bradley A. Burnett Lavonne C. Cate Laura L. DiCioccio Jonathan W. Griffin Daniel A. Lane David D. Lockwood Gregory J. McKee William D. Miller Jeffrey A. Sanders Deron J. Streitenberger MaryBeth Wott vICE PRESIDENTS William J. Anderson Gregory R. Beatty Jeffrey D. Buttars Lisa K. Chilcote Karen K. Colville David B. Cross Kristina L. Dulin James B. Eibel Janet N. Feczko M. Todd Hargreaves Dennis M. Haworth Mark A. Holt Stephanie L. Lesnet Janice P. Mahorney Ronald L. Malone William S. McDowell Tracy L. Norris Charles A. Rainey Cherie E. Reeves Susan E. Schreiner Mary Ann K. Singer William C. Slover Michael S. Speas D. Scott Stansberry ASSISTANT vICE PRESIDENTS Kym L. Augustine John D. Bingham Lana D. Buchman Matthew C. Carlock Deborah A. Cowan William F. Davis Jacob A. Faulk Matthew R. Fix Shannon D. Fountain Cathy S. Garrett Srinivasan Ghiridharan Evan C. Gibbons Melvin E. Golder Michael L. Gossman David L. Graefnitz Amy J. Grant Marjorie M. Green Robert J. Harris David E. Heithaus Jeri A. Hill Bradly W. Hillebrand Douglas E. Houck Alex Juarez Doreen M. Koning Miriam J. Lemen Patricia J. Lewis Christian J. Litzsinger Benjamin D. Mazzei Brendan W. McGrath Rebecca L. Papalko Keith A. Pempek Steven B. Ratliff Brian M. Schneider William R. Sheller Wanda L. Shelton Matthew R. St. Louis Andrew L. Thorne Paul M. vespo Eric R. villate Kania D. Warbington

8250 Woodfield Crossing Blvd. • Indianapolis, Indiana 46240 317.465.0200 • www.fhlbi.com